UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e) (2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

AMERICAN WATER WORKS COMPANY, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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*** Exercise Your Right to Vote ***Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 15, 2015.Meeting Information AMERICAN WATER WORKS COMPANY, INC. Meeting Type: Annual MeetingFor holders as of: March 17, 2015Date: May 15, 2015 Time: 10:00 AM EDT Location: The Mansion 3000 Main Street Voorhees, New Jersey 08043Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/AWK2015.You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting.See proxy the materials reverse and side voting of this instructions notice to obtain . M87316 - P61390

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT   2014 ANNUAL REPORT ON FORM 10-K

How to View Online:

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com.*

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— How To Vote —

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Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

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During The Meeting: Go to *www.virtualshareholdermeeting.com/AWK2015.* Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

M87317-P61390

Voting Items

The Board of Directors recommends you vote FOR the following proposals:

1. Election of Directors

   Nominees:

   1a. Julie A. Dobson

   1b. Paul J. Evanson

   1c. Martha Clark Goss

   1d. Richard R. Grigg

   1e. Julia L. Johnson

   1f. Karl F. Kurz

   1g. George MacKenzie

   1h. William J. Marrazzo

   1i. Susan N. Story

2. Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal year ending December 31, 2015.

3. An advisory vote to approve the compensation of our named executive officers.

4. Re-approval of the material terms of the performance goals set forth in the American Water Works Company, Inc. 2007 Omnibus Equity Compensation Plan to allow certain equity grants under the plan to continue to be deductible under Section 162(m) of the Internal Revenue Code.

5. Approval of the material terms of the performance goals set forth in the American Water Works Company, Inc. Annual Incentive Plan to allow certain incentive awards under the plan to be deductible under Section 162(m) of the Internal Revenue Code.

6. Adoption of an amendment to the bylaws of American Water Works Company, Inc. to provide that the courts located in the State of Delaware will serve as the exclusive forum for adjudication of certain legal actions.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

M87318-P61390

Voting Instructions M87319-P61390